Exhibit 10.06
PBI
Business  Solutions  for  the  Future
[LOGO OMITTED]
21 Fulton Drive, RR#4, Cornwall, PEI, COA 1H0; Tel: 902.367.4998  Fax:
902.569.3653; E-mail:pbi@eastlink.ca
--------------------------------------------------------------------------------

                          TECHNOLOGY LICENSE AGREEMENT

     THIS  TECHNOLOGY  LICENSE AGREEMENT ("AGREEMENT") is entered into this 18th
                                           ---------
day  of  April,  2005 ("EFFECTIVE DATE"), by and between Progressive Bioactives,
                        --------------
Inc., a Canadian Federally registered business, with a principal place of business at 21 Fulton Drive, RR#4, Cornwall, Prince Edward Island, Canada ("LICENSOR"), and Bioagra LLC, a Georgia limited liability corporation with a
  --------
principal place of business at 7505 Waters Avenue, Suite C-8, Savannah, Georgia 31406 ("LICENSEE"). Licensor and Licensee are sometimes referred to singly as a
        --------
"PARTY"  and  collectively  as  the  "PARTIES."
 -----                                -------

     WHEREAS,  LICENSOR  has  developed  a  proprietary  formula and process for manufacturing a natural immunobiotic extract for use as a health management instrument and as a replacement for growth promotion antibiotics in livestock and companion animals (defined herein as the "YBG TECHNOLOGY"); and
                                                     --------------

     WHEREAS, LICENSEE desires to license such YBG Technology from LICENSOR for the purpose of building and operating one or more manufacturing facilities capable of producing yeast beat glucan products; and

     WHEREAS, LICENSEE desires to acquire certain start-up assistance and support services from LICENSOR, and LICENSOR desires to provide such services.

     NOW THEREFORE, in consideration of the premises and mutual promises and other good and sufficient consideration made herein, the parties agree as follows.

1.     Definitions.  Capitalized terms used in this Agreement shall have the
       -----------
meaning set forth in this Section 1; and if not specified herein, in the context in which they are used.

     1.1     "Basic  Engineering  Package" means those specifications consisting
              ---------------------------
of engineering drawings, process flow diagrams, and equipment lists, listed on Exhibit A.
---------

     1.2     "Biologically  Active  Commercial Batch" means the first successful
              --------------------------------------
batch of Licensed Products made by LICENSEE using the YBG Technology, which yields sufficient quantities of product made available for sale. A minimum quality of final sprayed dried material is defined as meeting specifications defined in the PBI Certificate of Analysis, and a biological activity of greater than or equal to 40 ug Bp released/mg of YGB in accordance with the alternative complement pathway method, the Alternative Complement Assay as performed by the Complement Laboratory, National Jewish Medical and Research Center, Denver, Colorado, USA, or another equally qualified laboratory approved in writing by both parties.

     1.3     "Change  of  Control" means with respect to a Party: (A) the direct
              -------------------
or indirect acquisition of either (i) the majority of the voting stock of such Party or (ii) all or substantially all of the assets of such Party, by another entity in a single transaction or series of related transactions; or (B) such Party is merged with, or into, another entity.

     1.4     "Claim,"  in  connection  with  a  warranty  or defense obligation,
              ------
encompasses any and all claims, counterclaims, crossclaims, and the like for monetary or equitable relief in respect of any alleged or proven injury

(including bodily injury or death) in or before any court, administrative agency, or other forum having the legal power to adjudicate disputes, and any and all demands not yet matured into one or more of the foregoing.

     1.5     "Confidential  Information"  means  all or any portion of only the:
              -------------------------
(a) written, recorded (including computer electronic recording), graphical or other information in tangible form disclosed during the term of this Agreement, by one Party to the other Party which is labeled "Proprietary," "Confidential," or with a similar legend denoting the proprietary interest therein of the disclosing Party; (b) oral information which is disclosed by one Party to the other Party to the extent it is identified as "Proprietary" or "Confidential" at the time of oral disclosure, is reduced to written or other tangible form within thirty (30) days of oral disclosure, and such written or tangible form is labeled "Proprietary," "Confidential," or with a similar legend denoting the proprietary interest therein of the disclosing Party; and (c) the YBG Technology.

     1.6     "Field  of  Use"  means  the  United  States  market  for  YBG  for
              --------------
consumption  by  animal  livestock.

     1.7     "Gross Sales" means the total amount of sales of Licensed Products,
              -----------
less applicable taxes, freight and returns, measured in a given period of time, beginning from the date that LICENSEE produces a Biologically Active Commercial Batch.

     1.8     "Indemnified  Party"  means  a  Party  and  its  employees, agents,
              ------------------
officers,  directors  and  shareholders.

     1.9     "Initial YBG Plant"  is  defined  in  Section  4.1  below.
              -----------------

     1.10     "Intellectual  Property  Rights"  means  all rights of a person or
               ------------------------------
entity in, to, or arising out of: (a) any patent or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (b) inventions (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (c) copyrights, copyright registrations, mask works, mask work registrations, and applications therefor in any country, and all other rights corresponding thereto throughout the world;
and  (d)  any  other  proprietary  rights  anywhere  in  the  world.

     1.11     "Licensed  Patents" means the U.S. patent application #10/711,980,
               -----------------
dated October 18, 2004, titled "A Method of Producing an economical and Ecologically Sound Natural Immunobiotic Extract for Use as a Health Management Instrument and a Replacement for Growth Promotion Antibiotics in Livestock and Companion animals, and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

     1.12     "Licensed  Products"  means  those  YBG  products made by LICENSEE
               ------------------
pursuant  to  the  YBG  Technology  licensed  under  this  Agreement.

     1.13     "Licensor  Marks" means "YBG Complex" a registered U.S. trademark,
               ---------------
serial #78458281, and any other trademarks or service marks, registered or common law, owned by LICENSOR, as they relate to YGB.

     1.14     "New YBG Plant" means any other  manufacturing  facility  that  is
               -------------
built and/or made operational for the purpose of using the YBG Technology as defined in Section 4.2.

     1.15     "Performance  Minimum" means a monthly amount of sales of Licensed
               --------------------
Product measured by weight and shall not be less than 1,000 kilograms per month. Measurement of Performance Minimums will begin on the first anniversary after the Initial YBG Plant produces a Biologically Active Commercial Batch.

     1.16     "Right  of  First  Refusal" means the right in the Field of Use to
               -------------------------
build  and/or  make  operational  any  New  YBG  Plants.

     1.17     "Scientific  and  Efficacy  Trials"  are scientifically controlled
               ---------------------------------
tests conducted with specific aim at disproving a theory or proving a theory and thus increasing certain product efficacy or purpose and/or for promotional purposes.

     1.18     "YBG"  means  yeast  beta  glucan.
               ---

     1.19     "YBG Technology" means  the  proprietary  technology  owned  by
               --------------
LICENSOR, including any and all Intellectual Property Rights embodied therein, used for the purpose of making and selling YBG. YBG Technology includes the Basic Engineering Package and Licensed Patents provided by LICENSOR under this Agreement.

2.     Term of Agreement.
       -----------------

     2.1     Term.  This Agreement shall begin on the Effective Date and, unless
             ----
terminated earlier pursuant to Section 2.2 below, shall continue until October 18, 2024.

     2.2     Termination.  This  Agreement  can  be  terminated  as  follows:
             -----------

          (a)     Mutual  Consent.  This Agreement may be terminated at any time
                  ---------------
upon mutual consent of the parties, evidenced by a written agreement signed by an authorized officer or representative of LICENSEE and by an authorized officer or representative of LICENSOR.

          (b)     For  Cause.  Either  Party  may  terminate this Agreement upon
                  ----------
written notice to the other Party without advance notice if the other Party materially breaches the terms of this Agreement and such default continues uncorrected for a period of 30 days after notice in writing thereof to such other Party. LICENSEE agrees that failure to meet Performance Minimums for a consecutive six month period shall be a material breach of this Agreement.

          (c)     Change  of  Control.  LICENSOR  shall  have  the  option  to
                  -------------------
immediately terminate this Agreement upon the occurrence of a Change of Control with respect to the LICENSEE.

     2.3     Effect of Termination or Expiration.  Termination of this Agreement
             -----------------------------------
shall not release either Party from the obligation to pay any sums to the other Party whether then or thereafter due or operate to discharge any liability which has been incurred by such Party prior to the effective date of such termination. In the event of such termination, LICENSEE shall, at LICENSOR's election, promptly return to LICENSOR or destroy all tangible materials related to the YBG TECHNOLOGY then in LICENSEE's possession, and cease the manufacture and sale of Licensed Products. If LICENSEE destroys such materials, LICENSEE shall provide to LICENSOR promptly after receipt by LICENSEE of the request from LICENSOR to return or destroy such materials, a certificate and photographs if requested, signed by an officer of LICENSEE stating that all copies of such materials, in whole or in part, have been destroyed.

3.     Obligations of LICENSOR.
       -----------------------

     3.1     Grant  of  Licenses.  Subject  to  the  terms  of  this  Agreement,
             -------------------
LICENSOR shall grant to LICENSEE those rights necessary to produce Licensed Products, as such rights are explicitly set forth in Article 5 below.

     3.2     Grant  of  Right  of  First Refusal.  LICENSOR grants to LICENSEE a
             -----------------------------------
Right of First Refusal, provided, however, that if LICENSEE fails to meet the Performance Minimums for four consecutive months, then the Right of First Refusal shall automatically terminate.

     3.3     Basic Engineering Package. Within 60 days after the Effective Date,
             ------------------------
LICENSOR  shall  deliver  to  LICENSEE  a  Basic  Engineering  Package.

     3.4     Support  and Training.  For the Initial YBG Plant, and each New YBG
             ---------------------
Plant,  LICENSOR  will use good faith efforts to provide the following services:

          (a) Provide input/recommendations on overall plan/building design and on-site visits if required at cost (e.g., travel, lodging and meals).

          (b) Assist in operator training during production of a Biologically Active Commercial Batch, provided that LICENSEE shall pay or reimburse LICENSOR, as applicable, for any out-of-pocket costs incurred in providing such services, including travel, hotel and meals.

          (c) Assist LICENSEE in drafting a Good Manufacturing Practices and Quality Control manual.

          (d) Provide analysis to assist LICENSEE in determining which raw materials are appropriate to use to manufacture Licensed Products.

          (e) Assist in identifying which laboratories should perform quality control services on the Licensed Products, and, if necessary, provide reasonably requested services to establish quality control processes for Licensed Products.

          (f) Provide access to ongoing product support, product improvement and upgrades or design improvements to the YBG Technology at a rate, to be negotiated by the parties in good faith.

          (g) Provide such other tasks related to the construction and operation of the Initial YBG Plant and any New YBG Plants, on a time and materials basis, as LICENSEE may reasonably request from time to time during the term of this Agreement.

4.     Obligations of LICENSEE.
       -----------------------

     4.1     The Initial YBG Production Plant. LICENSEE shall build, install and
             --------------------------------
operate a YBG producing plant in the state of Georgia, United States that, within 10 months after the Effective Date, is capable of producing 2000 kilograms of YBG per month (the "INITIAL YGB PLANT"). LICENSEE shall bear all
                                   -----------------
costs  associated  with  the  Initial  YGB  Plant.

     4.2     Additional YBG Production Plants. From time to time during the term
             --------------------------------
of this Agreement, LICENSEE may notify LICENSOR of its intent to build one or more YBG plants in the United States, utilizing the LICENSOR Technology (each, a "NEW YBG PLANT"). LICENSEE shall bear all costs associated with each New YGB
 -------------
Plant. Each YBG Plant, and the use of YBG Technology associated with such New YGB Plant, shall be governed by the terms of this Agreement.

     4.3     Primary  Marketing  Responsibilities.  LICENSOR  shall have primary
             ------------------------------------
responsibility for all marketing and sales activities related to Licensed Products. Additionally, within 60 days after the Effective Date, LICENSEE shall provide to LICENSOR a Licensed Product marketing plan for the Field of Use.

     4.4     Payment  Terms.  All  payments  shall  be  made  in  US  Dollars.
             --------------

          (a)     License  Fee.  LICENSEE  shall  pay  to  LICENSOR  the  sum of
                  ------------
$100,000 U.S. dollars as a license fee for the YBG Technology licensed to LICENSEE for the Initial YBG Plant ("INITIAL LICENSE FEE"). For each New YBG
                                        -------------------
plant licensed by LICENSEE hereunder, LICENSEE shall pay to LICENSOR an additional $50,000 U.S dollars. The Initial License Fee shall be payable as follows:

               (i)     $50,000  due 30 days after the "EFFECTIVE DATE" on page 1
                                                       --------------
of  this  agreement.

               (ii)     $50,000 due 90 days after the "EFFECTIVE DATE" on page 1
                                                       --------------
of  this  agreement.

          (b)     Royalty  Fees.  On  a  quarterly  basis during the duration of
                  -------------
this contract, LICENSEE shall pay to LICENSOR a royalty fee of seven and one half percent (7 1/2%) of Gross Sales ("ROYALTY FEE"). Royalty Fees shall be paid
                                       -----------
on a calendar quarter basis. No later than 30 days after the end of a calendar quarter, LICENSEE shall remit to LICENSOR the total amount of Royalty Fees due for that quarter. Along with the payment of Royalty Fees, LICENSEE shall report to LICENSEE the amount of Licensed Products manufactured by LICENSEE for such quarter and the total amount of Royalties Fees due for such quarter.

          (c)     Taxes.  In addition to the fees payable under Section 4.4 (a),
                  -----
and the royalties payable under Section 4.4 (b), LICENSEE shall pay all sales, use, VAT, withholding, consumption or other taxes, duties, tariffs, levies or fees imposed as a result of the payment to LICENSOR of such fees, other than taxes measured by LICENSOR's income.

          (d)     Records  and  Audit.  LICENSEE  shall  keep and maintain full,
                  -------------------
true, and accurate records containing all data reasonably required for verification of amounts to be paid, and the quantity of Licensed Products made and sold. Once a year (measured from the Effective Date), and upon at least 45 days' prior notice LICENSOR shall have the right, during normal business hours, to cause an independent mutually agreeable third party to audit and analyze the relevant records of LICENSEE to verify compliance with the provisions of this
Section 4.4. The audit shall be conducted at LICENSOR's expense unless the results of such audit establish that inaccuracies in the quarterly reports have resulted in underpayment to LICENSOR of more than ten percent (10%) of the amount actually due in any quarter, in which case LICENSEE shall pay all amounts due and bear the expenses of the audit.

     4.5     Necessary  Governmental  Permits  and  Related  Certifications.
             --------------------------------------------------------------

          (a)     Export  Permits.  In  exercising its license rights hereunder,
                  ---------------
LICENSEE shall cooperate with LICENSOR as reasonably necessary to permit LICENSOR to comply with the laws and administrative regulations of the United States and all other relevant countries, relating to the control of exports of commodities and technical data ("EXPORT LAWS"). LICENSEE will not import, nor
                                   -----------
export or re-export directly or indirectly (including via remote access), any part of the YBG Technology into or to any country for which a validated license is required for such import, export or re-export under applicable Export Laws, without first obtaining such a validated license. LICENSEE will defend LICENSOR against any and all Claims, and Indemnify LICENSOR against any and all Losses, arising from or otherwise in respect of any asserted violation of the Export Laws by LICENSEE.

          (b)     GRAS.  LICENSEE  shall  use  its  best  efforts  to obtain and
                  ----
maintain  FDA  "generally  regarded  as  safe"  (GRAS)  status  for its Licensed
Products.


     4.6     Site  Visits.  Upon LICENSOR'S reasonable request from time to time
             ------------
during the term of this Agreement, LICENSEE shall provide LICENSOR with access during business hours to the Initial YBG Plant and any New YBG Plants, for the purpose of touring such operating facilities ("SITE VISITS"). LICENSEE
                                                     ------------
acknowledges that third parties may accompany LICENSOR on any Site Visit, so long as such third party is not a competitor of LICENSEE.


     4.7     Best Efforts.  LICENSEE shall exert its best efforts to manufacture
             ------------
market and sell Licensed Products and shall further exert its best efforts to increase and extend the commercialization of Licensed Products in the Field of Use.

     4.8     Sales  Back  to  LICENSOR.  Upon LICENSOR's request, LICENSEE shall
             -------------------------
sell  Licensed  Products  to LICENSOR at LICENSEE's cost plus ten percent (10%).

5.     License Grants.
       --------------

     5.1     Limited  Patent  License.  LICENSOR  hereby  grants to LICENSEE the
             ------------------------
right and license, in the Field of Use, to produce, process, make or otherwise manufacture, to use, and to sell Licensed Products embodying or made in accordance with any of the Licensed Patents.

     5.2     Know-how  License.  LICENSOR  hereby  grants  to  LICENSEE  a
             -----------------
nonexclusive right and license to use any other technology or confidential information owned or controlled by LICENSOR that may be useful or necessary for LICENSEE to produce, process or otherwise manufacture, or use, or sell Licensed Products.

     5.3     Trademark  License.  Subject to and in accordance with this Section
             ------------------
5.3, and in connection with the exercise of license rights granted herein, LICENSEE may use LICENSOR's name or any other License Mark in or on packaging, advertising, marketing, technical, World Wide Web ("WWW") page(s), and other printed or electronic materials (individually and collectively, the "MARKETING
                                                                       ---------
MATERIAL(S)"),  for  informative purposes only.  LICENSEE shall use the Licensor
-----------
Marks in accordance with applicable trademark laws and LICENSOR's policies regarding advertising and trademark usage as established and amended from time to time.

          (a)     LICENSOR's  Right to Change Licensor Marks.  From time to time
                  ------------------------------------------
during the term of this Agreement, LICENSOR reserves the right, WITHOUT ANY LIABILITY TO LICENSEE, to add to, amend or delete a Licensor Mark.

          (b)     Display  of  the  Licensor  Marks.  In  connection  with  any
                  ---------------------------------
exercise of trademark use rights, LICENSEE shall only display the Licensor Marks in one or more "Approved Trademark Displays;" namely Marketing Materials bearing the Licensor Marks in such form and style and with such notice of product registration, as may be approved by LICENSOR. In any event, LICENSEE shall use footnotes or other notations to indicate LICENSOR's ownership of the Licensor Marks.

          (c)     Use  of  Other Marks.  LICENSEE shall use its own trademark(s)
                  --------------------
in any Marketing Materials related to License Products. LICENSEE agrees not to use any other trademark or service mark in proximity to or in combination with any Licensor Marks without the prior written approval of an authorized representative of LICENSOR.

          (d)     No  Use  of Confusingly Similar Marks.  LICENSEE shall not use
                  -------------------------------------
or adopt, during the term of this Agreement nor at any time thereafter, in its business, in its business name, in its trading style, or in any of its services or on any of its products any trademark, service mark, name, style or dress which is so similar to, or so nearly resembles any of the Licensor Marks, or any other trademark, service mark, trade name, trade dress or label of LICENSOR as to be likely to cause or as to be calculated to cause deception or confusion, or which is graphically or phonetically similar to or is derived from or based upon any of the Licensed marks.

          (e)     No  Use  of  Marks in LICENSEE's Name.  LICENSEE shall not use
                  -------------------------------------
any of the Licensor Marks in LICENSEE's firm name or in any trade name, trademark, service mark, or trade dress of LICENSEE. Neither shall LICENSEE use, in its stationery, letterhead, marketing materials or otherwise, any of the Licensor Marks in such a way as may cause any confusion to third parties.

          (f)     Ownership  of  the  Licensor  Marks.
                  -----------------------------------

               (i) LICENSEE acknowledges the validity of LICENSOR's right, title and interest in and to the use of the Licensor Marks, including LICENSOR's right to register or to have registered as the owner of any or all of the Licensor Marks under the laws of any jurisdiction.

               (ii) LICENSEE acknowledges and agrees that, apart from those license rights granted under this Agreement, LICENSEE shall not be deemed to acquire any other right, title or interest in or any right to the use of any of the Licensor Marks during or after the term of this Agreement. All such uses and goodwill associated with the Licensor Marks will inure to the sole benefit of LICENSOR in any and all jurisdictions. LICENSEE shall take all necessary steps to ensure their employees and agents comply with all of the terms and conditions herein.

               (iii) LICENSEE agrees to use reasonable efforts to promptly notify LICENSOR of any unauthorized use of the Licensor Marks by third parties as it comes to LICENSEE's attention. LICENSOR shall have the sole right and discretion to bring legal or administrative proceedings to enforce LICENSOR's trademark rights including actions for trademark infringement or unfair competition proceedings involving the trademarks. LICENSEE agrees never to contest LICENSOR's rights in and to the Licensor Marks, never to contest the validity of any registration thereon, and never to use or aid in the use of any of the Licensor Marks other than as licensed herein.

               (iv) LICENSEE shall not at any time do or cause to be done, or omit to do or be done, any act or deed in any way impairing or intended to impair any part of such right, title or interest of LICENSOR or of the validity of any of the Licensor Marks in any jurisdiction.

     5.4     Grant-back  License.  If LICENSEE makes any improvements to the YBG
             -------------------
Technology, LICENSEE agrees to license back to LICENSOR all Intellectual Property Rights embodied in such improvements on non-discriminatory terms.

     5.5     No  Reverse  Engineering  or  Copying.  Except  as may be expressly
             -------------------------------------
permitted by this Agreement, LICENSEE shall not copy, duplicate, reverse engineer, reverse assemble, reverse compile, decompile, disassemble, record, or otherwise reproduce any part of YBG Technology, nor attempt to do any of the foregoing, without the prior written consent of an authorized representative of LICENSOR. Any tangible embodiments of YBG Technology that may be generated by LICENSEE, either pursuant to or in violation of this Agreement, will be deemed to be Confidential Information. To the extent expressly permitted by applicable law or treaty, LICENSEE may copy Confidential Information for backup or archival purposes, and/or as an essential step in utilizing the Confidential/Proprietary Information, but for no other purpose.

     5.6     Intellectual Property Rights Relating to YBG Technology.  Ownership
             -------------------------------------------------------
and all right, title and interest in and to any Intellectual Property Rights relating to the YBG Technology are and shall remain vested solely in LICENSOR or its suppliers; provided, however, that LICENSEE may use such Intellectual
                 --------
Property Rights to the extent and only to such extent necessary to perform LICENSEE's duties hereunder and to exercise the license rights granted herein. Therefore, without limiting the generality of the foregoing, LICENSEE shall strictly abide by the following provisions: (a) LICENSEE shall not unreasonably challenge, directly or indirectly, in any manner whatsoever, the right, title and interest of LICENSOR in and to the YBG Technology, nor the validity or enforceability of such rights under all applicable laws; (b) LICENSEE shall not, directly or indirectly, register, apply for registration, or attempt to acquire in its name any legal protection in any jurisdiction for the YBG Technology or any proprietary rights therein, or take any other action that may adversely affect LICENSOR's right, title or interest in or to the YBG Technology; and (c) LICENSEE shall not sell or otherwise transfer the YBG Technology, except as expressly authorized herein. LICENSOR RESERVES ALL RIGHTS NOT EXPRESSLY GRANTED HEREIN.

6.     Marketing and Disclosures of Information.
       ----------------------------------------

     6.1     Public Announcements.  The parties may disclose in a general manner
             --------------------
the fact that this Agreement has been entered into, but no YBG Technology shall be disclosed. Any such announcements shall include a statement, among others, that LICENSEE is adopting LICENSOR's YBG Technology to make Licensed Products. No such announcements are required.

     6.2     Confidentiality.  Each  Party  acknowledges  that  in the course of
             ---------------
performing its duties under this Agreement, it may obtain information from the other Party that is of a confidential and proprietary nature and therefore requires that certain steps be taken to ensure its protection. LICENSEE acknowledges that the YBG Technology is Confidential Information. Each Party shall at all times, both during the term of this Agreement and for a period of five (5) years after termination of this Agreement, keep in confidence and trust all such Confidential Information using the same standard of care it uses with its own information of this nature, but in no event less than reasonable care. Each Party agrees not to disclose Confidential Information to any consultant to or employee who does not have the need to know same to perform work for such Party and who is not Party to an agreement with such Party to maintain the confidentiality of the Confidential Information. The term "Confidential
Information"  shall  not  include  information  which:

          (a) is previously rightfully known to the non-disclosing Party without restriction on disclosure;

          (b) is or becomes, from no act or failure to act on the part of the non-disclosing Party, generally known in the relevant industry or public domain;

          (c) is disclosed to the non-disclosing Party by a third party as a matter or right and without restriction on disclosure;

          (d) is developed by the non-disclosing Party independently of and without reference to the Confidential Information of the disclosing Party;

          (e) is rightfully obtained by the non-disclosing Party from third parties authorized to make such disclosure without restriction; or

          (f) is identified by the disclosing Party as no longer proprietary or confidential.

7.     Allocation of Risk.
       ------------------

     7.1     Warranties.  LICENSOR  represents  and warrants to LICENSEE that as
             ----------
of  the  date  hereof:

          (a) LICENSEE does not need any license or right which is owned by LICENSOR not already provided under this Agreement, which is necessary or useful for LICENSEE to use or practice the Licensed Patents.

          (b) To LICENSOR's knowledge, the rights granted to LICENSEE hereunder are sufficient to enable LICENSEE to make and sell Licensed Products.

          (c) LICENSOR has the right to sublicense or license the rights licensed and granted to LICENSEE and its Affiliates in and to the Licensed Patents under this Agreement without violating (i) the terms of any agreement or arrangement to which LICENSOR is a party, or (ii) to LICENSOR's knowledge the right or rights of any third party.

     7.2     Disclaimer  Of  All  Other  Warranties  And  Representations.  The
             ------------------------------------------------------------
express warranties and express representations set forth in this Agreement are in lieu of, and EACH PARTY DISCLAIMS ANY AND ALL OTHER WARRANTIES, CONDITIONS, AND/OR REPRESENTATIONS (EXPRESS OR IMPLIED, ORAL OR WRITTEN), INCLUDING ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF TITLE, NONINFRINGEMENT, MERCHANTABILITY, OR FITNESS OR SUITABILITY FOR ANY PURPOSE WHETHER OR NOT THE WARRANTING PARTY KNOWS, HAS REASON TO KNOW, HAS BEEN ADVISED, OR IS OTHERWISE IN FACT AWARE OF ANY SUCH PURPOSE, WHETHER ALLEGED TO ARISE BY LAW, BY REASON OF CUSTOM OR USAGE IN THE TRADE, OR BY COURSE OF DEALING OR PERFORMANCE.

     7.3     Indemnification.  LICENSEE  shall  defend,  indemnify  and  hold
             ---------------
harmless LICENSOR, its employees, officers, and agents, from and against any and all Claims, and against any and all liabilities, demands, suits, costs, losses or damages, including legal costs and attorney's fees, arising or resulting from or in connection with the acts and omissions of the LICENSEE, or the negligence or willful misconduct of the LICENSEE, except to the extent that such liabilities, demands, suits, costs, losses or damages, including legal costs and attorney's fees, arise as the result of the gross negligence or willful misconduct of the LICENSOR or arise as a result of acts or omissions LICENSEE takes in accordance with the instruction or direction of the Licensor. LICENSOR shall defend, indemnify and hold harmless LICENSEE, its employees, officers, and agents, from and against any and all claims and against any and all liabilities, demands, suits, costs, losses or damages, including legal costs and attorney's fees, arising or resulting from the gross negligence of the LICENSOR, willful misconduct of the LICENSOR, or acts or omissions LICENSEE takes in accordance with the instruction or direction of the LICENSOR. The indemnification obligation set forth herein shall survive the termination of this Agreement.

     7.4     Damages  Exclusion.  Independent  of,  severable  from,  and  to be
             ------------------
enforced independently of any other enforceable or unenforceable provision of this Agreement, AND EXCEPT FOR ANY APPLICABLE INDEMNITY OBLIGATIONS HEREIN, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY (NOR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM THE OTHER PARTY'S RIGHTS) FOR INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES OF ANY HIND WHATSOEVER (INCLUDING LOST PROFITS, LOSS OF BUSINESS, OR OTHER ECONOMIC DAMAGE, AND FURTHER INCLUDING INJURY TO PROPERTY), AS A RESULT OF BREACH OF ANY WARRANTY OR OTHER TERM OF THIS AGREEMENT, WHETHER IN AN ACTION IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHETHER THE PARTY LIABLE WAS ADVISED, HAD REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY OF SUCH DAMAGES.

     7.5     Maximum  Aggregate  Liability.  Independent of, severable from, and
             -----------------------------
to be enforced independently of any other enforceable or unenforceable provision of this Agreement, IN NO EVENT SHALL EITHER PARTY'S LIABILITY TO THE OTHER PARTY (INCLUDING LIABILITY TO ANY PERSON(S) WHOSE CLAIM(S) ARE BASED ON OR DERIVED FROM A RIGHT OR RIGHTS CLAIMED BY SUCH OTHER PARTY, EXCEED IN THE AGGREGATE OF ALL CLAIMS ARISING FROM OR RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, IN CONTRACT (INCLUDING BREACH OF WARRANTY), TORT (INCLUDING STRICT LIABILITY AND NEGLIGENCE), OR OTHERWISE (WITH THE EXCEPTION OF THOSE INDEMNIFICATION OBLIGATIONS SPECIFIED HEREIN, FOR WHICH THERE WILL BE NO LIMIT OF LIABILITY), THE GREATER OF (A) THE TOTAL AMOUNT RECEIVED BY LICENSOR FROM LICENSEE UNDER THIS AGREEMENT, OR (B) THE AMOUNT OWED LICENSOR HEREUNDER.

8.     General Terms.
       -------------

     8.1     Governing  Law.  This  Agreement  is entered into in PEI Canada and
             --------------
this Agreement shall be governed by and construed in accordance with the laws the province of PEI Canada, without reference to its conflicts of law provisions.

     8.2     Waiver.  A  waiver by either Party of any term or condition of this
             ------
Agreement or any breach thereof, in any one instance, shall not be deemed or construed to be a waiver of such term or condition or any subsequent breach thereof.

     8.3     Force  Majeure.  Neither  Party shall be deemed to be in default of
             --------------
any provision hereof or be liable for or to the extent any delay, failure in performance (excepting the obligation to pay) or interruption of service resulting directly or indirectly from act of war, act of God, act of civil or military authority, civil disturbance or any other cause beyond its reasonable control.

     8.4     Relationship  of the Parties.  Except as expressly provided herein,
             ----------------------------
the relationship between LICENSOR and LICENSEE is that of independent contractors and neither Party, nor its agents or its employees shall be nor represent itself to be, the franchisor, joint venturer, franchisee, partner, broker, employee, servant, agent, or legal representative of the other Party for any purpose whatsoever. Except as expressly provided herein, neither Party shall have the right to bind the other Party, transact any business in the other Party's name or in its behalf or incur any liability for or on behalf of the other Party.

     8.5     Attorneys'  Fees.  If  any dispute arises under this Agreement, the
             ----------------
prevailing Party shall be reimbursed by the other Party for any and all legal fees and costs associated therewith, excluding any attorney's fees required to be indemnified pursuant to Section 7.3 above.

     8.6     Headings.  The  headings  to  the  sections  of  this Agreement are
             --------
included merely for convenience of reference and shall not affect the meaning of the language included therein.

     8.7     Amendment.  No  provisions  of  this  Agreement  may  be altered or
             ---------
amended unless such alteration or amendment is in writing and executed by duly authorized officers of both parties, except where otherwise specifically provided for in this Agreement.

     8.8     Survival.  The  covenants  contained  in  this  Agreement which, by
             --------
their terms, require or contemplate performance by the parties after the expiration or termination of this Agreement shall be enforceable notwithstanding said expiration or termination.

     8.9     Assignment.  LICENSEE  may not assign this Agreement in whole or in
             ----------
part, by operation of law or otherwise, without the prior express written consent of LICENSOR. This Agreement shall be binding upon and shall inure to the benefit of the parties, their successors and permitted assigns. Any attempted assignment of rights, duties, or obligations hereunder, except in accordance with this Agreement, shall be null and void.

     8.10     Counterparts.  This  Agreement  may be executed in counterparts or
              ------------
by facsimile, each of which shall be an original, but all of which together shall constitute one agreement.

     8.11     Entire  Agreement.  This  Agreement,  together  with its exhibits,
              -----------------
constitutes the entire agreement and understanding between the parties relating to the subject matter hereof, supersedes all other agreements, oral or written, heretofore made between the parties with respect to such subject matter, as well as the standard terms and conditions in any LICENSEE purchase order form and any other terms and conditions of purchase proposed by LICENSEE. If any provision in this Agreement should be held illegal or unenforceable by a court having jurisdiction, such illegal or unenforceable provision shall be modified to the extent necessary to render it enforceable without losing its intent, or severed from this Agreement if no such modification is possible, and other provisions of this Agreement shall remain in full force and effect.

     8.12     Controlling  Language.  This  Agreement is in the English language
              ---------------------
only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language. Les parties aux presentes confirment leur volonte que cette convention de meme que tous les documents y comprise tout avis qui s'y rattache, soient rediges en langue anglaise.

     8.13     Injunctive  Relief.  Each Party acknowledges that any violation by
              ------------------
that Party of its covenants in this Agreement relating to Intellectual Property Rights or noncompetition would result in damage to the other Party that is largely intangible but nonetheless real, and that is incapable of complete remedy by an award of damages. Accordingly, any such violation shall give the other Party the right to a court-ordered injunction or other appropriate order to specifically enforce those covenants. The Party against whom any such injunction is entered agrees to pay to the other Party any reasonable expenses, including attorney fees, incurred in obtaining such specific enforcement (in addition to any other relief to which the other Party may be entitled).

     8.14     Notices.  Any  notice,  request,  demand,  or  other communication
              -------
required or permitted hereunder shall be in writing and shall be deemed to be properly given upon the earlier of (a) actual receipt by the addressee, (b) ten
(10) days after deposit in the applicable country mail, postage prepaid, or (c) three (3) days after deposit in an overnight industry courier, to the respective parties at the addresses set forth herein or to such other person or address as the parties may from time to time designate in writing delivered pursuant to this section.

     8.15     Dispute  Resolution.  All  disputes  arising out of this Agreement
              -------------------
shall be determined in accordance with the International Commercial Arbitration Act (R.S.P.E.I).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

PROGRESSIVE PROBIOTICS, INC.           BIOAGRA LLC.
("LICENSOR")                           ("LICENSEE")


/s/ Douglas A. Sidelinger\             /s/ Neal Bartoletta
-----------------------------          ------------------------------
(Signature)                            (Signature)
Douglas A. Sidelinger                  Neal Bartoletta
-----------------------------          ------------------------------
(Printed Name)                         (Printed Name)
President                              President
-----------------------------          ------------------------------
(Title)                                (Title)
April 13, 2005                         May 1, 2005
-----------------------------          ------------------------------
(Date)                                 (Date)

                                    EXHIBIT A
                            BASIC ENGINEERING PACKAGE

1. Detailed plot plans, equipment layouts (including elevation views if required), engineering specifications including power, electrical, water and waster requirements (e.g., material and energy balances).

2. Process description/flow diagrams describing process flow, including operating parameters (e.g., time, temperature and pressure, estimated flow rates).

3. Equipment list (including minimum specifications) and/or related instruments and suggested list of vendors for critical or proprietary items.

4. Estimated electrical and horsepower consumptions for equipment and machinery.

5. Related P&ID's for process, piping routing and instrumentation diagrams, including legend/symbols and applicable material specifications.

6. Minimal quality requirements/specifications of incoming and finished products.

7.     Material  safety  data  sheets for proprietary chemicals (if applicable).